Exhibit 99.1

Financial Supplement

Table of Contents

Definitions

Condensed Consolidated Balance Sheets as of June 30, 2023 and December 31, 2022

Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2023 and 2022

Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2023 and 2022

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) for the three and six months ended June 30, 2023 and 2022

NOI Reconciliations for the three and six months ended June 30, 2023 and 2022

Same Property NOI Reconciliation for the three and six months ended June 30, 2023 and 2022

EBITDA Reconciliations for the three and six months ended June 30, 2023 and 2022

Same Property Revenues

Same Property Statistics – Retail and Flex Properties

Weighted Average Lease Term

Mortgage Loan Data

Weighted Average Mortgage Payable Maturity

Weighted Average Mortgage Payable Interest Rate

Definitions

Investors and analysts following the real estate industry utilize certain financial measures as supplemental performance measures, including net operating income ("NOI"), Same Property NOI, earnings before interest, taxes, depreciation and amortization for real estate ("EBITDA"), Funds from operations (“FFO”) and Adjusted FFO (“AFFO”).

While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, EBITDA, and FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. NOI provides a measure of rental operations, and does not include depreciation and amortization, interest expense and non-property specific expenses such as corporate-wide interest expense and general and administrative expenses. As used herein, we calculate the following non-U.S. GAAP measures as follows:

• NOI from property operations is calculated as net loss, as defined by U.S. GAAP, plus preferred dividends, legal, accounting and other professional fees, corporate general and administrative expenses, depreciation, amortization of intangible assets and liabilities, net amortization of above and below market leases, interest expense, including amortization of financing costs, share based compensation expense, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, loss on extinguishment of debt, other income and other expenses. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance. NOI presented in this financial supplement includes an adjustment to the Company’s net loss for amortization of above and below market leases and, as a result, varies from NOI presented in the Company’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2023.

• Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties acquired or sold during the periods presented.

• EBITDA is net income, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, and loss on extinguishment of debt.

NOI, Same Property NOI, Same Property Revenues, and EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt, capital expenditures and payment of dividends and distributions. NOI, Same Property NOI, and EBITDA should not be considered as substitutes for net income applicable to common stockholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

FFO and AFFO, non-GAAP measures, are an alternative measure of operating performance, specifically as it relates to results of operations and liquidity. FFO is computed in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and losses on extinguishment of debt, plus real estate related depreciation and amortization (excluding amortization of loan origination costs and above and below market leases). In addition to FFO, AFFO, excludes non-cash items such as amortization of loans and above and below market leases, unbilled rent arising from applying straight line rent revenue recognition and share-based compensation expenses. Additionally, the impact of capital expenditures, including tenant improvement and leasing commissions, net of reimbursements of such expenditures by property escrow funds, is included in the calculation of AFFO.

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	June 30, 2023	December 31, 2022
	(Unaudited)
ASSETS
Investment properties, net	$75,495,791	$76,514,952
Cash	2,771,149	3,922,136
Restricted cash	2,036,550	1,740,717
Rent and other receivables, net of allowance of $79,330 and $47,109, as of June 30, 2023 and December 31, 2022, respectively	181,996	402,434
Unbilled rent	1,087,177	1,022,153
Intangible assets, net	3,196,084	3,748,706
Other assets	555,031	564,306
Total Assets	$85,323,778	$87,915,404

LIABILITIES
Accounts payable and accrued liabilities	$1,705,151	$1,198,072
Intangible liabilities, net	2,035,358	2,234,113
Mortgages payable, net	60,796,783	61,340,259
Mandatorily redeemable preferred stock, net	4,569,416	4,450,521
Total Liabilities	$69,106,708	$69,222,965

EQUITY
Common stock, 2,218,810 and 2,219,803 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	$22,188	$177,584
Additional paid-in capital	51,514,209	51,363,812
Offering costs	(3,350,946)	(3,350,946)
Accumulated deficit	(33,392,373)	(30,939,020)
Total Stockholders' Equity	14,793,078	17,251,430
Noncontrolling interests - Hanover Square Property	110,169	127,426
Noncontrolling interests - Parkway Property	478,567	470,685
Noncontrolling interests - Operating Partnership	835,256	842,898
Total Equity	$16,217,070	$18,692,439
Total Liabilities and Equity	$85,323,778	$87,915,404

See notes to condensed consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022

REVENUE
Retail center property revenues	$1,903,769	$1,623,207	$3,795,448	$3,148,292
Flex center property revenues	612,132	609,843	1,181,429	1,223,233
Hotel property room revenues	—	356,076	—	1,118,276
Hotel property other revenues	—	6,775	—	10,064
Total Revenue	$2,515,901	$2,595,901	$4,976,877	$5,499,865

OPERATING EXPENSES
Retail center property operating expenses	$525,333	$442,047	$1,045,948	$892,172
Flex center property operating expenses	178,164	160,670	354,901	322,051
Hotel property operating expenses	—	339,943	—	712,803
Bad debt expense	17,077	163	44,199	12,946
Share based compensation expenses	—	—	—	233,100
Legal, accounting and other professional fees	617,047	368,546	1,384,125	828,415
Corporate general and administrative expenses	85,170	155,509	202,219	236,215
Loss on impairment	14,116	—	50,859	36,670
Impairment of assets held for sale	—	—	—	175,671
Depreciation and amortization	1,153,250	1,122,455	2,309,598	2,277,652
Total Operating Expenses	2,590,157	2,589,333	5,391,849	5,727,695
Loss on extinguishment of debt	—	169,675	—	169,675
Operating loss	(74,256)	(163,107)	(414,972)	(397,505)
Interest expense	848,408	874,156	1,712,460	1,715,580
Net Loss from Operations	(922,664)	(1,037,263)	(2,127,432)	(2,113,085)
Other income	60,765	29,324	31,727	124,763
Net Loss	(861,899)	(1,007,939)	(2,095,705)	(1,988,322)
Less: Net (loss) income attributable to Hanover Square Property noncontrolling interests	(16)	7,272	(1,257)	6,953
Less: Net income attributable to Parkway Property noncontrolling interests	16,249	4,052	7,882	14,245
Less: Net loss attributable to Operating Partnership noncontrolling interests	(468)	(4,376)	(3,371)	(5,349)
Net Loss Attributable to Medalist Common Shareholders	$(877,664)	$(1,014,887)	$(2,098,959)	$(2,004,171)

Loss per share from operations - basic and diluted	$(0.40)	$(0.47)	$(0.95)	$(0.96)

Weighted-average number of shares - basic and diluted	2,219,173	2,179,993	2,219,488	2,092,314

Dividends paid per common share	$0.08	$0.16	$0.16	$0.34

See notes to condensed consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six months ended June 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss	$(2,095,705)	$(1,988,322)

Adjustments to reconcile consolidated net loss to net cash flows from operating activities
Depreciation	1,835,592	1,564,144
Amortization	474,006	713,508
Loan cost amortization	53,978	53,617
Mandatorily redeemable preferred stock issuance cost and discount amortization	118,895	109,027
Above (below) market lease amortization, net	(147,035)	(64,251)
Bad debt expense	44,199	12,946
Share-based compensation	—	233,100
Impairment of assets held for sale	—	175,671
Loss on impairment	50,859	36,670
Loss on extinguishment of debt	—	169,675

Changes in assets and liabilities
Rent and other receivables, net	176,239	169,139
Unbilled rent	(74,459)	(58,375)
Other assets	9,275	(199,905)
Accounts payable and accrued liabilities	417,079	647,128
Net cash flows from operating activities	862,923	1,573,772

CASH FLOWS FROM INVESTING ACTIVITIES

Investment property acquisitions	—	(10,279,714)
Capital expenditures	(740,959)	(492,704)
Net cash flows from investing activities	(740,959)	(10,772,418)

CASH FLOWS FROM FINANCING ACTIVITIES

Dividends and distributions paid	(374,665)	(729,790)
Proceeds from mortgages payable, net	—	18,477,304
Repayment of mortgages payable	(597,454)	(11,407,226)
Proceeds from sales of common stock, net of capitalized offering costs	—	1,538,887
Repurchases of common stock, including costs and fees	—	(286,543)
Retire fractional shares resulting from reverse stock split	(4,999)	—
Net cash flows from financing activities	(977,118)	7,592,632

DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(855,154)	(1,606,014)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, beginning of period	5,662,853	7,383,977
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period	$4,807,699	$5,777,963

CASH AND CASH EQUIVALENTS, end of period, shown in condensed consolidated balance sheets	2,771,149	2,480,925
RESTRICTED CASH including assets restricted for capital and operating reserves and tenant deposits, end of period, shown in condensed consolidated balance sheets	2,036,550	3,297,038
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period shown in the condensed consolidated statements of cash flows	$4,807,699	$5,777,963

Supplemental Disclosures and Non-Cash Activities:

Other cash transactions:
Interest paid	$1,556,699	$1,515,037

Non-cash transactions:
Capital expenditures accrued as of June 30, 2023	$90,000	$—

See notes to condensed consolidated financial statements

Medalist Diversified REIT

Funds from Operations and Adjusted Funds from Operations

For the three and six months ended June 30, 2023 and 2022

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Funds from operations
Net loss	$(861,899)	$(1,007,939)	$(2,095,705)	$(1,988,322)
Depreciation of tangible real property assets	680,712	616,416	1,355,110	1,219,261
Depreciation of tenant improvements	207,903	151,522	413,056	300,446
Amortization of leasing commissions	35,496	24,646	67,426	44,437
Amortization of intangible assets	229,139	329,871	474,006	713,508
Loss on impairment	14,116	—	50,859	36,670
Impairment of assets held for sale	—	—	—	175,671
Loss on extinguishment of debt	—	169,675	—	169,675
Funds from operations	$305,467	$284,191	$264,752	$671,346

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Adjusted funds from operations
Funds from operations	$305,467	$284,191	$264,752	$671,346
Amortization of above market leases	24,377	55,943	51,720	125,526
Amortization of below market leases	(98,394)	(94,160)	(198,755)	(189,777)
Straight line rent	(25,560)	(43,529)	(74,459)	(58,450)
Capital expenditures	(183,268)	(126,644)	(740,959)	(492,703)
(Increase) decrease in fair value of interest rate cap	(52,205)	(28,894)	(12,337)	(119,936)
Amortization of loan issuance costs	26,988	25,499	53,978	53,617
Amortization of preferred stock discount and offering costs	60,091	55,104	118,895	109,027
Share-based compensation	—	—	—	233,100
Bad debt expense	17,077	163	44,199	12,946
Adjusted Funds from operations (AFFO)	$74,573	$127,673	$(492,966)	$344,696

NOI Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net Operating Income
Net Loss	$(861,899)	$(1,007,939)	$(2,095,705)	$(1,988,322)
Plus: Preferred dividends, including amortization of capitalized issuance costs	160,091	155,104	318,895	309,027
Plus: Legal, accounting and other professional fees	617,047	368,546	1,384,125	828,415
Plus: Corporate general and administrative expenses	85,170	155,509	202,219	236,215
Plus: Depreciation expense	924,111	792,584	1,835,592	1,564,144
Plus: Amortization of intangible assets	229,139	329,871	474,006	713,508
Less: Net amortization of above and below market leases	(74,017)	(38,217)	(147,035)	(64,251)
Plus: Interest expense, including amortization of capitalized loan issuance costs	688,317	719,052	1,393,565	1,406,553
Plus: Share based compensation expense	—	—	—	233,100
Plus: Loss on impairment	14,116	—	50,859	36,670
Plus: Impairment of assets held for sale	—	—	—	175,671
Plus: Loss on extinguishment of debt	—	169,675	—	169,675
Less: Other income (loss)	(60,765)	(29,324)	(31,727)	(124,763)
Net Operating Income - NOI	$1,721,310	$1,614,861	$3,384,794	$3,495,642

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Components of Net Operating Income
Revenues:
Retail and flex property rental revenues (1)	$2,041,562	$1,846,080	$4,054,278	$3,621,696
Retail and flex property tenant reimbursement revenues	400,322	348,753	775,564	685,578
Hotel property revenues	—	362,851	—	1,128,340
Total revenues	2,441,884	2,557,684	4,829,842	5,435,614

Operating expenses:
Retail and flex property operating expenses	703,497	602,717	1,400,849	1,214,223
Hotel property operating expenses	—	339,943	—	712,803
Bad debt expense	17,077	163	44,199	12,946
Total operating expenses	720,574	942,823	1,445,048	1,939,972

Net Operating Income - NOI	$1,721,310	$1,614,861	$3,384,794	$3,495,642

(1)	Excludes amortization of above and below market leases.

Same Property NOI Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
All Properties
Same property NOI	$1,587,048	$1,557,709	$3,095,303	$3,045,861
NOI of acquired properties (1)	134,262	34,244	289,491	34,244
NOI of disposed properties (2)	—	22,908	—	415,537
Total NOI (3)	$1,721,310	$1,614,861	$3,384,794	$3,495,642

(1)	Salisbury Marketplace
(2)	Clemson Hotel
(3)	Excludes net amortization of above and below market leases.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Retail Properties
Same retail property NOI	$1,166,150	$1,132,055	$2,322,240	$2,196,591
NOI of acquired retail properties (1)	134,262	34,244	289,491	34,244
Total retail property NOI (2)	$1,300,412	$1,166,299	$2,611,731	$2,230,835

(1)	Salisbury Marketplace
(2)	Excludes net amortization of above and below market leases.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Flex Properties
Same flex property NOI	$420,898	$425,654	$773,063	$849,270
Total flex property NOI (1)	$420,898	$425,654	$773,063	$849,270

(1)	Excludes net amortization of above and below market leases.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Hotel Properties
NOI of disposed hotel properties (1)	$—	$22,908	$—	$415,537
Total hotel property NOI	$—	$22,908	$—	$415,537

(1)	Clemson Hotel

EBITDA Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
EBITDA
Net Loss	$(861,899)	$(1,007,939)	$(2,095,705)	$(1,988,322)
Plus: Preferred dividends, including amortization of capitalized issuance costs	160,091	155,104	318,895	309,027
Plus: Interest expense, including amortization of capitalized loan issuance costs	688,317	719,052	1,393,565	1,406,553
Plus: Depreciation expense	924,111	792,584	1,835,592	1,564,144
Plus: Amortization of intangible assets	229,139	329,871	474,006	713,508
Less: Net amortization of above and below market leases	(74,017)	(38,217)	(147,035)	(64,251)
Plus: Loss on impairment	14,116	-	50,859	36,670
Plus: Impairment of assets held for sale	-	-	-	175,671
Plus: Loss on extinguishment of debt	-	169,675	-	169,675
EBITDA	$1,079,858	$1,120,130	$1,830,177	$2,322,675

Same Property Revenues

	Six Months Ended
	June 30,
	2023	2022
	(Unaudited)	(Unaudited)	Change ($)	Change (%)
All Properties
Same property revenues	$4,499,891	$4,323,611	$176,280	4.1%
Revenues of acquired properties (1)	476,986	47,914	429,072
Revenues of disposed properties (2)	—	1,128,340	(1,128,340)
Total revenues (3)	$4,976,877	$5,499,865	$(522,988)	(9.5)%

(1)	Salisbury Marketplace
(2)	Clemson Hotel
(3)	Includes net amortization of above and below market leases.

	Six Months Ended
	June 30,
	2023	2022
	(Unaudited)	(Unaudited)	Change ($)	Change (%)
Retail Properties
Same retail property revenues	$3,318,462	$3,100,378	$218,084	7.0%
Revenues of acquired retail properties (1)	476,986	47,914	429,072
Total retail property revenues (2)	$3,795,448	$3,148,292	$647,156	20.6%

(1)	Salisbury Marketplace
(2)	Includes net amortization of above and below market leases.

	Six Months Ended
	June 30,
	2023	2022
	(Unaudited)	(Unaudited)	Change ($)	Change (%)
Flex Properties
Same flex property revenues	$1,181,429	$1,223,233	$(41,804)	(3.4)%
Total flex property revenues (1)	$1,181,429	$1,223,233	$(41,804)	(3.4)%

(1)	Includes net amortization of above and below market leases.

	Six Months Ended
	June 30,
	2023	2022
	(Unaudited)	(Unaudited)	Change ($)	Change (%)
Hotel Property
Revenues of disposed hotel properties (1)	$—	$1,128,340	$(1,128,340)	$(100.0)%
Total hotel property revenues	$—	$1,128,340	$(1,128,340)	(100.0)%

(1)	Clemson Hotel

Same Property Statistics – Retail and Flex Properties

Total Retail and Flex Properties

	Number of Properties		Total Square Feet		Percent Leased
	As of June 30,		As of June 30,		As of June 30,
	2023	2022	2023	2022	2023	2022
Retail	5	5	633,013	633,013	97.5%	94.8%
Flex	3	3	218,269	218,269	94.9%	94.6%
Total	8	8	851,282	851,282	96.8%	96.4%

Retail and Flex - Same Properties

	Number of Properties		Total Square Feet		Percent Leased
	As of June 30,		As of June 30,		As of June 30,
	2023	2022	2023	2022	2023	2022
Retail	5	5	633,013	633,013	97.5%	94.8%
Flex	3	3	218,269	218,269	94.9%	94.6%
Total	8	8	851,282	851,282	96.8%	96.4%

Weighted Average Lease Term

Retail Properties
Ashley Plaza	6.22
Franklin Square	4.16
Hanover Square	3.24
Lancer Center	5.38
Salisbury Marketplace	6.26
Retail Property Average	5.20

Flex Properties
Brookfield	2.46
Greenbrier Business Center	2.05
Parkway	2.28
Flex Property Average	2.24

Retail and Flex Property Average	4.44

Mortgage Loan Data

Weighted Average Mortgage Maturity (Years)	6.00

Weighted Average Mortgage Payable Interest Rate	4.3%